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                                                                  Exhibit 10.16

                          SPECIAL METALS CORPORATION

                     1997 Long-Term Stock Incentive Plan

                  SECTION 1. Purpose. The purposes of this Special Metals Corporation 1997 Long-Term Stock Incentive Plan are to promote the interests of Special Metals Corporation and its stockholders by (i) attracting and retaining qualified key officers and key employees, directors and consultants of the Company and its Subsidiaries, as defined below; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

                  SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

                  "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by or controls the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

                  "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Other Stock-Based Award or Performance Compensation Award.

                  "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

                  "Board" shall mean the Board of Directors of the Company.

                  "Change of Control" shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), (ii) any person or group is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise or
(iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company,




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                                                                             2

then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board; provided that in no event shall the initial public offering of the Company's equity securities pursuant to an effective registration statement under the Securities Act of 1933 be deemed to constitute a Change of Control. Notwithstanding the foregoing, a "Change of Control" shall not include any transaction or series of transactions with Societe Industrielle Materiaux Avance ("SIMA") or between the shareholders or affiliates of SIMA.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Committee" shall mean (i) a committee of the Board designated by the Board to administer the Plan and composed of not less two directors, each of whom is intended to be a "Non-Employee Director" (within the meaning of Rule 16b-3) and an "outside director" (within the meaning of Code section 162(m)) to the extent Rule 16b-3 and Code section 162(m), respectively, are applicable to the Company and to Awards issued under the Plan or (ii) if at any time such a committee has not been so designated by the Board, the Board.

                  "Company" shall mean Special Metals Corporation, a Delaware corporation, together with any successor thereto.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" shall mean, (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (B) with respect to the Shares, as of any date, (i) the closing price of the Shares on the principal national securities exchange on which the Shares are listed at the time (or if there have been no sales on such exchange on such day, the average of the highest bid and lowest asked prices on such exchange at the end of such day), or (ii) if the Shares are not listed on a national securities exchange at the time, the sale price of the Shares reported on the NASDAQ National Market as of 4:00 p.m., New York time, on such day (or if there is no reported sale price of the Shares on the NASDAQ National Market on such day, the average of the representative bid and asked prices quoted on the NASDAQ National Market as of 4:00 p.m., New York time, on such day), or (iii) if the Shares are not reported on the NASDAQ National Market at the time, the averages of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York time, on such day, or (iv) if the Shares are not quoted on the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the over-the-counter market as reported by the National Quotation Bureau Incorporated or any similar successor organization. If the Shares are not listed on any national securities exchange or quoted on the

NASDAQ National Market, in the



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                                                                           3

NASDAQ System or in the over-the-counter market, the fair market value of the Shares as determined in good faith by the Committee.

                  "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  "Negative Discretion" shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award; provided that the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as "Performance-Based Compensation" under Section 162(m) of the Code. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan including, but not limited to, Negative Discretion, be used to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (b) increase a Performance Compensation Award above the maximum amount payable under Sections 4(a) or 11(d)(vi) of the Plan.

                  "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

                  "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

                  "Other Stock-Based Award" shall mean any right granted under
Section 10 of the Plan.

                  "Participant" shall mean any officer or other key employee, director or consultant of the Company or its Subsidiaries eligible for an Award under Section 5 and selected by the Committee to receive an Award under the Plan.

                  "Performance Award" shall mean any right granted under Section 9 of the Plan.

                  "Performance Compensation Award" shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to
Section 11 of the Plan.

                  "Performance Criteria" shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance

Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Subsidiary, Affiliate, division or operational unit of the Company) and



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                                                                             4

shall be limited to the following: Return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, earnings per share, net earnings, operating earnings, price per share, cash flow, margin, cost reductions, meeting of budget amount or project deadline, sales and market share. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

                  "Performance Formula" shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

                  "Performance Goals" shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter (but only to the extent the exercise of such authority after the first 90 days of a Performance Period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as "performance-based compensation" under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company; or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

                  "Performance Period" shall mean the one or more periods of time (of at least one year in duration) as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award.

                  "Person" shall mean any individual, corporation, partnership,

association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

                  "Plan" shall mean this Special Metals Corporation 1997 Long-Term Stock Incentive Plan.

                  "Restricted Stock" shall mean any Share granted under Section 8 of the Plan.





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                                                                             5

                  "Restricted Stock Unit" shall mean any unit granted under
Section 8 of the Plan.

                  "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

                  "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

                  "Shares" shall mean the common shares of the Company, $.01 par value, or such other securities of the Company (i) into which such common shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 4(b).

                  "Stock Appreciation Right" shall mean any right granted under
Section 7 of the Plan.

                  "Subsidiary" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee

                  "Substitute Awards" shall have the meaning specified in
Section 4(c).

                  SECTION 3. Administration. (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant and designate those Awards which shall constitute Performance Compensation Awards; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award;

(v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee (subject to Section 162(m) of the Code with respect to Performance Compensation Awards); (vii) interpret, administer reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of



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                                                                           6


the Plan; (ix) establish and administer Performance Goals and certify whether, and to what extent, they have been attained; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

                  (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder.

                  (c) The mere fact that a Committee member shall fail to qualify as a "Non-Employee Director" or "outside director" within the meaning of Rule 16b-3 and Code section 162(m), respectively, shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan.

                  (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

                  (e) With respect to any Performance Compensation Award granted to a Participant under the Plan, the Plan shall be interpreted and construed in accordance with Section 162(m) of the Code.

                  SECTION 4.  Shares Available for Awards.

                  (a) Shares Available. Subject to adjustment as provided in
Section 4(b), the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be 800,000; the maximum number of Shares with respect to which Options and Stock Appreciation Rights may be granted to any

Participant in any fiscal year shall be 100,000 and the maximum number of Shares which may be paid to a Participant in the Plan in connection with the settlement of any Award(s) designated as "Performance Compensation Awards" in respect of a single Performance Period shall be 100,000 or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the Shares covered by such Award shall, to the maximum extent permitted under Section 162(m) of the Code, again be, or shall become, Shares with respect to which Awards may be granted hereunder.

                  (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of



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                                                                          7


Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award; provided, in each case, that no such adjustment shall be authorized to the extent that such authority or adjustment would cause an Award designated by the Committee as a Performance Compensation Award under
Section 11 of the Plan or an Option or Stock Appreciation Right with an exercise price or grant price, as applicable, equal to the Fair Market Value per Share to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

                  (c) Substitute Awards. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines ("Substitute Awards"). The number of Shares underlying any Substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan.


                  (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

                  SECTION 5. Eligibility. Any officer or other key employee, director or consultant to the Company or any of its Subsidiaries (including any prospective officer, key employee, director or consultant) shall be eligible to be designated a Participant.

                  SECTION 6.  Stock Options.

                  (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. All Options



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                                                                              8

when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options.

                  (b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement.

                  (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. Options with an exercise price equal to the Fair Market Value per Share as of the date of grant are intended to qualify as "performance-based compensation" under Section 162(m) of the Code. In the sole discretion of the Committee, Options may be granted with an exercise price that is less than the Fair Market Value per Share and such Options may, but need not, be intended to qualify as "performance-based compensation" in accordance with Section 11 hereof.

                  (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or (i) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least 6 months) or (ii) in the event there is a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell such shares and deliver promptly to the Company an amount equal to the aggregate exercise price, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

                  SECTION 7.  Stock Appreciation Rights.

                  (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights with a grant price equal to the Fair Market Value per Share as of the date of grant are intended to



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                                                                              9

qualify as "performance-based compensation" under Section 162(m) of the Code. In the sole discretion of the Committee, Stock Appreciation Rights may be granted with a grant price that is less than the Fair Market Value per Share and such Stock Appreciation Rights may, but need not, be intended to qualify as "performance-based compensation" in accordance with Section 11 hereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after the date of grant.

                  (b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

                  (c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

                  SECTION 8.  Restricted Stock and Restricted Stock Units.

                  (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

                  (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.



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                                                                            10

                  (c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Shares pursuant to the terms of the applicable Award Agreement, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

                  SECTION 9.  Performance Awards.

                  (a) Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a "Performance Award", which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

                  (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

                  (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

                  SECTION 10.  Other Stock-Based Awards.

                  (a) General. The Committee shall have authority to grant to Participants an "Other Stock-Based Award", which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, including the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan.

                  (b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

                  SECTION 11.  Performance Compensation Awards.

                  (a) General. The Committee shall have the authority, at the time of grant of any Award described in Sections 6 through 10 (other than Options and Stock Appreciation Rights granted with an exercise price or grant price, as the case may be, equal to the Fair Market Value per Share on the date of grant), to designate such Award as a Performance Compensation Award in order to qualify such Award as "Performance-Based Compensation" under Section 162(m) of the Code. Options and Stock Appreciation Rights granted with an exercise price or grant price, as the case may be, equal to the Fair Market Value per

Share on the date of grant shall not be subject to this Section 11 and notwithstanding any provision of the Plan to the contrary, the Committee may not exercise Negative Discretion with respect to any such Award.

                  (b) Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive a Performance Compensation Award for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 11. Moreover, designation of a Participant eligible to receive a Performance Compensation Award for a particular Performance Period shall not require designation of such Participant as eligible to receive a Performance Compensation Award in any subsequent Performance Period and designation of one Participant as eligible to receive a Performance Compensation Award shall not require designation of any other Participant as eligible to receive a Performance Compensation Award in such period or in any other period.

                  (c) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is(are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the



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                                                                            12

Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 11(c) and record the same in writing.

                  (d) Payment of Performance Compensation Awards

                  (i) Condition to Receipt of Payment. Unless otherwise provided in the relevant Award, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

                  (ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that:

(1) the Performance Goals for such period are achieved; and (2) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Award has been earned for the Performance Period.

                  (iii) Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate.

                  (iv) Negative Discretion In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgement, such reduction or elimination is appropriate.

                  (v) Timing of Award Payments. The Awards granted for a Performance Period shall be paid to Participants as soon as administratively possible following completion of the certifications required by this Section 11.

                  (vi) Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is 100,000 Shares or, in the event the Performance Compensation Award is paid in cash, the equivalent cash value thereof on the last day of the Performance Period to which such Award relates. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in Shares, by an amount greater than the appreciation of a Share from the date such Award is deferred to the payment date.

                  SECTION 12.  Amendment and Termination.

                  (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 162(m) of the Code (provided that the Company is subject to the requirements of Section 162 of the Code as of the date of such action); provided further that no such amendment, alteration, suspension, discontinuation or termination which impairs the rights of any Person with respect to any Award theretofore granted shall to that extent be effective without the consent of the affected Participant, holder or beneficiary.

                  (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Person with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

                  (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority or adjustment would cause an Award designated by the Committee as a Performance Compensation Award under Section 11 of the Plan to fail to qualify as "Performance-Based Compensation" under Section 162(m) of the Code.

                  SECTION 13. Change of Control. In the event of a Change of Control after the date of the adoption of this Plan, any outstanding Awards then held by Participants which are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control.

                  SECTION 14.  General Provisions.

                  (a)  Nontransferability.

                  (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative.


                  (ii) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

                  (iii) Notwithstanding the foregoing, the Committee may provide, in an applicable Award Agreement or at any time after the grant of an Award, that an Award may be transferred without consideration by the Participant, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to (i) the Participant's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the "Immediate Family");
         (ii) a trust solely for the benefit of the Participant and his or her Immediate Family; or (iii) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family members (each transferee described in clauses (i), (ii) and (iii) above is hereinafter referred to as a "Permitted Transferee"); provided that Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan. The terms of the Plan and the Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer the Award, other than by will or the laws of descent and distribution; and (b) Permitted Transferees shall not be entitled to exercise all or any portion of Award so transferred unless there shall be in effect a registration statement on an appropriate form covering the shares, if any, to be acquired pursuant to the exercise the Award if the Committee determines that such a registration statement is necessary or appropriate.

                  (b) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

                  (c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (e) Withholding. A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

                  (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

                  (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

                  (h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                  (i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

                  (k) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

                  (l) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

                  (m) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

                  (n) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                  (o) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

                  (p) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                  SECTION 15. Cancellation of Awards. Notwithstanding any other provision of the Plan to the contrary and unless the Award Agreement specifies otherwise, the Committee may cancel any unexpired, unpaid, deferred or unexercised portion of an Award (whether or not vested) at any time if the Participant is not in compliance with the following conditions:

                           (a)      Participant shall not render services for
any organization or engage directly or indirectly in any business which, in the judgment of the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For a Participant whose employment has terminated, the judgment of the Committee shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors of the Participant's assuming the post-employment position, the guidelines established in any then current employment policies of the Company and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than 5 percent equity interest in the organization or business.

                           (b)      Participant shall not, without prior
written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

                           (c)      Participant shall disclose promptly and
assign to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries.

                           (d)      Upon exercise, payment or delivery of an
Award, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with the provisions of paragraph (a), (b) or (c) above prior to, or during the six months after,
any exercise, payment or delivery pursuant to an Award shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise. Within 90 days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to an Award. Such payment shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment or delivery.

                  SECTION 16.  Term of the Plan.

                  (a) Effective Date. The Plan shall be effective as of the date of its approval by the shareholders of the Company.

                  (b) Expiration Date. No Award shall be granted under the Plan after December 31, 2007. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after December 31, 2007.

                               [FORM AGREEMENT]

                          SPECIAL METALS CORPORATION
                     NONQUALIFIED STOCK OPTION AGREEMENT

                  THIS AGREEMENT (the "Agreement"), is made effective as of the __ day of ____________, 199_, (hereinafter called the "Date of Grant"), between Special Metals Corporation, a Delaware corporation (hereinafter called the "Company"), and __________________________ (hereinafter called the "Optionee"):

                               R E C I T A L S:

                  WHEREAS, the Company has adopted the Special Metals Corporation 1997 Long Term Stock Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

                  WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein (the "Option") to the Optionee pursuant to the Plan and the terms set forth herein.

                  NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. Grant of the Option. The Company hereby grants to the Optionee the right and option (the "Option") to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of __________ Shares, subject to adjustment as set forth in the Plan. The purchase price of the Shares subject to the Option shall be $______ per Share (the "Exercise Price"). The Option is intended to be a non-qualified stock option, and is not intended to be treated as an option that complies with Section 422 of the Internal Revenue Code of 1986, as amended.

         2. Vesting.

                  (a) Except as otherwise provided in this Section 2 or in
Section 4, the Option shall vest and become exercisable (i) with respect to one half (1/2) of the aggregate number of Shares initially covered by the Option on the second anniversary of the Date of Grant; (ii) with respect to one quarter (1/4) of the aggregate number of Shares initially covered by the Option on the third anniversary of the Date of Grant; and (iii) with respect to the remaing one quarter (1/4) of the aggregate number of Shares initially covered by the Option on the fourth anniversary of the Date of Grant.

                  (b) At any given time, the portion of the Option which has become vested and exercisable as described above (or pursuant to Section 2(d), 2(e) or 2(f) below) is hereinafter referred to as the "Vested Portion".

                  (c) If the Optionee's employment with the Company is terminated for any reason other than the Optionee's death, "Diability," "Retirement" or "Early Retirement" (each as defined below) prior to the fourth anniversary of the Date of Grant, the Option shall, to the extent not then vested, be canceled by the Company without consideration and the Vested Portion of the Option shall remain exercisable for the period set forth in Section 3(a).

                  (d) If the Optionee's employment with the Company is terminated because of the Optionee's death or Diability prior to the fourth anniversary of the Date of Grant, the Option shall, to the extent not then vested, immediately become fully vested and exercisable and shall remain exercisable for the period set forth in Section 3(a).

                  (e) If the Optionee's employment with the Company is terminated because of the Optionee's Retirement or Early Retirement prior to the fourth anniversary of the Date of Grant, the Option shall, to the extent not then vested, continue to vest in accordance with the schedule set forth in
Section 2(a) and, once vested, shall remain exercisable for the period set forth in Section 3(a).

                  (f) Notwithstanding any other provision of this Agreement to the contrary, in the event of a Change of Control (as defined in the Plan) the Option shall, to the extent not then vested, immediately become fully vested and exercisable as contemplated by Section 13 of the Plan.

         3. Exercise of Option.

                  (a) Period of Exercise. Subject to the provisions of the Plan, the Optionee may exercise all or any part of the Vested Portion of the Option at any time only prior to the earliest to occur of:

                           (i) the tenth anniversary of the Date of Grant;

                           (ii)  one year following the date of the Optionee's
termination of employment due to death;

                           (iii)  three years following the date of the
Optionee's termination of employment due to Disability;

                           (iv)  the date of the Optionee's termination of
employment by the Company for Cause; and

                           (v)  90 days following the date of the Optionee's
resignation of employment by the Optionee for any reason other than Retirement or Early Retirement.

                  For purposes of this agreement:

                  "Cause" shall mean "Cause" as defined in any employment agreement then in effect between the Optionee and the Company or if not defined therein or, if there shall be no such agreement, (i) Optionee's engagement in misconduct which is materially injurious to the Company or its affiliates, (ii) Optionee's continued failure to substantially perform his or her duties to the Company, (iii) Optionee's repeated dishonesty in the performance of his or her duties to the Company, (iv) Optionee's commission of an act or acts constituting
(x) a fraud against, or misappropriation or embezzlement from, the Company or any of its affiliates, (y) a crime involving moral turpitude, or (z) an offense that could result in a jail sentence of at least 30 days or (v) Optionee's material breach of any confidentiality or non-competition covenant entered into between the Optionee and the Company. The determination of the existence of Cause shall be made by the Committee in good faith, which determination shall be conclusive for purposes of this Agreement; and

                  "Disability" shall mean "disability" as defined in any employment agreement then in effect between the Optionee and the Company or if not defined therein or if there shall be no such agreement, as defined in the Company's long-term disability plan as in effect from time to time, or if there shall be no plan or if not defined therein, the Optionee's becoming physically or mentally incapacitated and consequent inability for a period of six (6) months in any twelve (12) consecutive month period to perform his or her duties to the Company.

                  "Retirement" and "Early Retirement" shall mean "retirement" and "early retirement" as respectively defined under the Company's pension plan for salaried employees, as amended from time to time, or if there shall be no such plan or if not defined therein, as provided for in any successor plan or employee policy of the Company.

                  (b)      Method of Exercise.

                           (i)  Subject to Section 3(a) and Section 8, the
Vested Portion of the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; provided that, the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price. The payment of the Exercise Price shall be made in cash or its equivalent, or (i) by exchanging Shares owned by the Optionee (which are not the subject of any pledge or other security interest and which have been owned by the Optionee for at least 6 months), or (ii) through delivery to the Company of irrevocable instructions to a broker to sell the securities issued upon exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price upon the sale of such securities, subject to such limitations and prohibitions as the Committee may adopt from time to time, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to the aggregate Exercise Price.

                           (ii)  Notwithstanding any other provision of the
Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable.

                           (iii)  Upon the Company's determination that the
Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Optionee's name for such Shares. However, the Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates to him or her, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

                           (iv)  In the event of the Optionee's death, the
Vested Portion of the Option shall remain exercisable by the Optionee's executor or administrator, or the person or persons to whom the Optionee's rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 3(a). Any heir or legatee of the Optionee shall take rights herein granted subject to the terms and conditions hereof.

         4. Cancellation of Option. Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Committee may cancel any unexercised portion of the Option (whether or not vested) at any time if the Optionee is not in compliance with the following conditions:

                           (a)      Optionee shall not render services for any
organization or engage directly or indirectly in any business which, in the judgment of the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For an Optionee whose employment has terminated, the judgment of the Committee shall be based on the Optionee's position and responsibilities while employed by the Company, the Optionee's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors of the Optionee's assuming the post-employment position, the guidelines established in any then current employment policies of the Company and such other considerations as are deemed relevant given the applicable facts and circumstances. An Optionee shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Optionee or a greater than 5 percent equity interest in the organization or business.

                           (b)      Optionee shall not, without prior written
authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company, acquired by the Optionee either during or after employment with the Company.

                           (c)      Optionee shall disclose promptly and assign
to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the Optionee during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries.

                           (d)      Upon exercise or other settlement of all or
any portion of the Option pursuant to this Agreement, the Optionee shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of this Agreement and the Plan. Failure to comply with the provisions of paragraph (a), (b) or (c) above prior to, or during the six months after, any exercise or other settlement of the Option shall cause such exercise or other settlement to be rescinded. The Company shall notify the Optionee in writing of any such rescission within two years after such exercise or other settlement. Within 90 days after receiving such a notice from the

Company, the Optionee shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise or other settlement. Such payment shall be made either in cash or by returning to the Company the number of Shares that the Optionee received in connection with the rescinded exercise or other settlement.

         5. No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Optionee the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss the Optionee or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

         6. Transferability of Option. The Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Optionee otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Option to heirs or legatees of the Optionee shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. During the Optionee's lifetime, the Option is exercisable only by the Optionee, or if permissabel under applicable law, by the Participant's legal guardian or representative.

         7. Transferability of Option Shares. Neither the Optionee nor any transferee of the Optionee shall sell or otherwise transfer any Shares received upon exercise of the Option, except in accordance with the following procedure. The Optionee shall deliver to the Secretary of the Company a notice of sale (the "Notice of Sale") stating the Optionee's name and the number of Shares he or she desires to sell. Upon receipt of a Notice of Sale, the Company shall have the right and option, for a period ending at 3:30 P.M. on the next business day following receipt of the Notice of Sale, to purchase all or a portion of the Shares referred to in the Notice of Sale at the Fair Market Value of the Shares on the day that the Notice of Sale is received by the Company. In the event that the Company exercises its right to purchase any or all of the Shares referred to in the Notice of Sale, such purchase shall be made at the offices of the Company on the third business day following the day on which the Company notifies Optionee of the exercise of its right hereunder or on another mutually satisfactory business day, provided that Optioneee has received all necessary consents and other approvals and is able to transfer good title to the Shares to be purchased by the Company. Delivery of certificates or other instruments evidencing such Shares, duly endorsed for transfer, shall be made on such date against payment of the purchase price therefor due at the closing.

         8. Withholding. The Optionee agrees as a condition to the exercise of the Option to make appropriate arrangements with the Company for satisfaction of any applicable federal, state or local income tax, withholding requirements or like requirements, including the payment to the Company at the time of exercise of, or other settlement in respect of, the Option of all such taxes and requirements and the Company shall be authorized to take such action as may be necessary in the opinion of the Company's counsel (including, without limitation, withholding Shares otherwise deliverable to the Optionee hereunder and/or withholding amounts from any compensation or other amount owing from the Company to the Optionee) to satisfy all obligations for the payment of such taxes.

         9. Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of the Option, Optionee will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

         10. Legend on Certificates. The certificates representing the Shares purchased by exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Agreement, the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         11. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Optionee at the address appearing in the personnel records of the Company for such Optionee or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.


         12. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         13. Option Subject to Plan. By entering into this Agreement the Optionee agrees and acknowledges that the Optionee has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.


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






         14. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                                          SPECIAL METALS CORPORATION

                                          By:__________________________

                                             ----------------
                                             [Optionee]


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